SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                        25-Oct-02

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MARCH 27, 2002 PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2002-NC1)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                       333-59060-09
(State or Other                                (Commission
Jurisdiction of                                File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                               10036
(Address of Principal                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 296-7000

Item 5.  Other Events

             On     25-Oct-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Oct-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:

C.              Item 1: Legal Proceedings:     NONE

D.              Item 2: Changes in Securities: NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                          25-Oct-02

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                     10/25/02



Class                 Cusip
A-1                 61746WNA4
A-2                 61746WMR8
M-1                 61746WMY3
M-2                 61746WMZ0
B-1                 61746WMS6
X                      N/A
P                      N/A
UT-R                   N/A


                    Beginning
                   Certificate
Class                 Bal(1)
A-1                262,216,461.60
A-2                180,281,279.47
M-1                 35,552,000.00
M-2                 32,589,000.00
B-1                 28,145,000.00
X                   10,359,618.75
P                            0.00
UT-R                         0.00
Total              549,143,359.82


Class                  Prin
A-1                  5,637,026.76
A-2                  4,260,914.01
M-1                          0.01
M-2                          0.00
B-1                          0.00
X                            0.00
P                            0.00
UT-R                         0.00
Total                9,897,940.78


Class                  Int
A-1                    489,197.59
A-2                    325,069.68
M-1                     77,436.70
M-2                     87,277.42
B-1                     96,484.58
X                    2,731,928.24
P                      239,652.32
UT-R                         0.00
Total                4,047,046.53


Class                 Losses
A-1                          0.00
A-2                          0.00
M-1                          0.00
M-2                          0.00
B-1                          0.00
X                            0.00
P                            0.00
UT-R                         0.00
Total                        0.00


                      Ending
                   Certificate
Class                  Bal
A-1                256,579,434.84
A-2                176,020,365.46
M-1                 35,551,999.99
M-2                 32,589,000.00
B-1                 28,145,000.00
X                   10,359,618.75
P                            0.00
UT-R                         0.00
Total              539,245,419.04


AMOUNTS PER $1,000 UNIT

Class                  Prin
A-1                     19.666837
A-2                     21.444387
M-1                      0.000000
M-2                      0.000000
B-1                      0.000000
X                        0.000000


Class                  Int
A-1                      1.706745
A-2                      1.636015
M-1                      2.178125
M-2                      2.678125
B-1                      3.428125
X                      263.439910


Class                 Total
A-1                      21.37358
A-2                      23.08040
M-1                       2.17813
M-2                       2.67813
B-1                       3.42813
X                       263.43991


                      Ending
                   Certificate
Class                  Bal
A-1                    895.171530
A-2                    885.877750
M-1                   1000.000000
M-2                   1000.000000
B-1                   1000.000000
X                      998.978300


Class                 Losses
A-1                      0.000000
A-2                      0.000000
M-1                      0.000000
M-2                      0.000000
B-1                      0.000000
X                        0.000000


                     Current
                   Pass-Through
Class                Int Rate
A-1                       2.23875%
A-2                       2.16375%
M-1                       2.61375%
M-2                       3.21375%
B-1                       4.11375%
X                         5.97343%


Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                              88,791.28
Payments in Full                                   9,373,924.78
Liq Proceeds                                          66,845.73
                                                   9,529,561.79

Section 4.02 (v.)
BALANCES AS OF:                                        25-Oct-02
Stated Prin Bal of Mort Loans                    539,245,419.04

Section 4.02 (vi.)
MAS SERV COMP                                        228,809.04

Section 4.02 (viii.)
P&I ADVANCES
Current Period Advances                        N/A
Outstanding Advances                           N/A


Section 4.02 (ix.)
DELINQ INFO                                    Number
*1-29 days delinquent                                       607
*30-59 days delinquent                                       81
*60-89 days delinquent                                       18
*90 or more days delinquent                                   4
Foreclosures                                                 85
Bankruptcies                                                 26

Section 4.02 (ix.)                             Unpaid Prin
DELINQ INFO                                    Balance
*1-29 days delinquent                             84,865,061.17
*30-59 days delinquent                            10,284,043.40
*60-89 days delinquent                             3,019,483.87
*90 or more days delinquent                          459,914.50
Foreclosures                                      10,985,099.26
Bankruptcies                                       3,702,209.19

Section 4.02 (ix.)                             Stated Prin
DELINQ INFO                                    Balance
*1-29 days delinquent                             84,769,906.61
*30-59 days delinquent                            10,268,686.43
*60-89 days delinquent                             3,012,088.96
*90 or more days delinquent                          457,507.95
Foreclosures                                      10,952,649.09
Bankruptcies                                       3,692,512.63

*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (x.)
SCHEDULED PAYMENTS
                September-02                       4,407,411.59

Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                Unpd Prin                      Std Prin
Loan #          Bal                            Bal

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                           0
Stated Principal Balance of REO Properties                    0
Tot Bk Val of REO Props:                                      0

Section 4.02 (xiii.)
Stepdown Date Occurrence                       NO
Trigger Event Occurrence                       NO
Aggregate Balance of loans 60+ days delinquent    18,114,758.63

Section 4.02 (xiv.)
Amount on Deposit in Excess Reserve Fund                   0.00

Section 4.02 (xv.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                        1,629.34
Cum Real Losses                                        1,629.34

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                       2,731,928.24
Allocation to Applied Realized Losses                      0.00
Allocation to Unpaid Interest Amounts                      0.00

Section 4.02 (xvii.)
Subordination Amount                              10,359,618.75
Required Subordinated Amount                      10,359,618.75

Section 4.02 (xviii.)
Prepay Charges                                       239,652.32


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                MORGAN STANLEY DEAN WITTER
                CAPITAL I INC.

                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                  10/25/2002